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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 13(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 13, 1997


                          TERRITORIAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

      Colorado                             0-9617           84-0821158
(State or other jurisdiction            (Commission       (IRS Employer
of incorporation)                        File No.)     Identification No.)

450 Sam Houston Parkway, #140, Houston, Texas                 77060
    (Address of Principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (281) 931-0604

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None.

ITEM 5.  OTHER EVENTS

     As a result of certain amendments to the Articles of Incorporation of Territorial Resources, Inc., a Colorado corporation ("Territorial"), effective as of the close of business on May 12, 1997 (the "Effective Date"), each share of Territorial's common stock, no par value each, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") was automatically reclassified as and changed, pursuant to a reverse stock split, into one-third (1/3rd) of a share of outstanding common stock, no par value each (the "New Common Stock"), of Territorial, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) is entitled to receive, upon surrender of such Old Certificates to the corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified. From and after the Effective Date, Old Certificates represent only the right to receive New Certificates. The trading symbol for the New Common Stock on the National Association of Securities Dealers' Electronic Bulletin Board is "TERX."

     No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share, subject to the provisions of the amendments to the Articles of Incorporation of Territorial effecting the reverse stock split.

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     In addition, an amendment to the Articles of Incorporation of Territorial was filed effective in early May 1997 that increased the number of authorized shares of common stock, no par value, of Territorial from 30,000,000 to 200,000,000.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

     None

     ( b)  Pro forma financial information.

     None

     (c)  Exhibits.

     3 (i)  Articles of Incorporation (as amended through May 19, 1997)

ITEM 8.  CHANGE IN FISCAL YEAR.

     None

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TERRITORIAL RESOURCES, INC.

Date:        May 19, 1997                    By:  /s/ Daniel A. Mercier
     --------------------                       -------------------------
                                                Chairman of the Board and
                                                Chief Executive Officer

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